                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 24, 1996


                        CALIFORNIA CULINARY ACADEMY, INC.
             (Exact name of registrant as specified in its charter)


         California                  0-21932                   94-3042862
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

                                 625 Polk Street
                         San Francisco, California 94102
          (Address of principal executive offices, including Zip Code)

                                 (415) 771-3536
              (Registrant's telephone number, including area code)

ITEM 4         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 17, 1996, the Board of Directors of California Culinary Academy, Inc. (the "Registrant") approved Deloitte & Touche LLP as its certifying accountant for the fiscal year ended June 30, 1996. As of June 24, 1996, Deloitte & Touche has not formally accepted the appointment but is in discussions with the Registrant reqarding same. On June 17, 1996, management informed the former accountant, Arthur Andersen LLP, that it had been dismissed. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Arthur Andersen LLP on the Registrant's financial statements within the two most recent fiscal years and subsequent interim period. There were no reportable disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure within the two most recent fiscal years and subsequent interim period.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT
NUMBER                                   EXHIBIT
- -------                                  -------

1. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     June 24, 1996

                                  CALIFORNIA CULINARY ACADEMY, INC.
                                             (Registrant)



                                   By:  /s/ Robert A. Stoffregen
                                        -----------------------------
                                        Robert A. Stoffregen
                                        VICE PRESIDENT, FINANCE  AND
                                        CHIEF FINANCIAL OFFICER



                                        2